Financial Results for the Quarter Ended July 31, 2011 1 1 Exhibit 99.1

Today’s discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such
statements relate to future events and expectations and involve known and unknown risks and uncertainties. VeriFone’s actual results or actions may differ materially from those projected in the forward-looking statements. For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to VeriFone’s filings with the Securities and
Exchange Commission, including its annual report on Form 10-K and quarterly reports on Form 10-Q.  VeriFone is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.
2 2
F O R W A R D - L O O K I N G S T A T E M E N T S

N O N - G A A P F I N A N C I A L M E A S U R E S
With respect to any Non-GAAP financial measures presented in the information, reconciliations of Non-GAAP to GAAP financial
measures may be found in VeriFone’s quarterly earnings release as filed with the Securities and Exchange Commission as well as the
Appendix to these slides. Management uses Non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. Management believes that
these Non-GAAP financial measures help it to evaluate VeriFone’s performance and to compare VeriFone’s current results with those for prior periods as well as with the results of peer companies. These
Non-GAAP financial measures contain limitations and should be considered as a supplement to, and not as a substitute for, or superior to, disclosures made in accordance with GAAP.
3 3

N O N - G A A P P R O F I T & L O S S O V E R V I E W *
4 4
* A reconciliation of our GAAP to Non-GAAP profit & loss can be found on slides 14 and 15
($ in thousands, except EPS)
Q310 Q211 Q311
% SEQ
Inc(Dec)
% YoY
Inc(Dec)
Revenue 261,455 292,776 317,155 8.3% 21.3%
Gross Margin 101,005 127,191 135,037 6.2% 33.7%
Gross Margin % 38.6% 43.4% 42.6%
Operating Expense 58,298 71,034 74,321 4.6% 27.5%
Operating Expense % 22.3% 24.3% 23.4%
Operating Profit 42,707 56,157 60,716 8.1% 42.2%
Operating Margin % 16.3% 19.2% 19.1%
Net Interest and Other (2,803) (2,527) (3,139) 24.2% 12.0%
Pre-tax Profit 39,904 53,630 57,577 7.4% 44.3%
Taxes 7,981 10,726 11,515 7.4% 44.3%
Net Income 31,923 42,904 46,062 7.4% 44.3%
Net Income % 12.2% 14.7% 14.5%
EPS 0.36 0.46 0.49 6.5% 36.1%
Q311

N O N - G A A P R E V E N U E P R O F I L E *
Services
20.0%
System
Solutions
80.0%
Q311 Revenue
LAC
20.5%
NA
38.4%
Asia
10.5%
Europe
30.6%
5 5
* A reconciliation of our GAAP to Non-GAAP revenue can be found on slide 16
($ in thousands)
Q310 Q211 Q311
% SEQ
Inc(Dec)
% YoY
Inc(Dec)
North America
123,211 120,628 121,836 1.0% -1.1%
Europe
62,120 93,697 97,206 3.7% 56.5%
Latin America
52,806 56,217 64,961 15.6% 23.0%
Asia
23,318 22,234 33,152 49.1% 42.2%
Total
261,455 292,776 317,155 8.3% 21.3%
Q311

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N O N - G A A P G R O S S M A R G I N *
8 8
* A reconciliation of our GAAP to Non-GAAP gross margin can be found on slide 17
Q310 Q211 Q311
System Solutions 37.4% 43.2% 41.8%
Services 44.3% 44.5% 45.7%
Total 38.6% 43.4% 42.6%
% of Revenue

N O N - G A A P O P E R A T I N G E X P E N S E S *
9 9
* A reconciliation of our GAAP to Non-GAAP operating expenses can be found on slide 18
Q310 Q211 Q311
Research and Development 7.0% 8.4% 8.3%
Sales and Marketing 8.4% 9.4% 8.9%
G&A 6.9% 6.5% 6.2%
Total 22.3% 24.3% 23.4%
% of Revenue

C A S H F L O W A N D B A L A N C E S H E E T
10 10
($ in thousands, except Days) $ $ $
Cash Flow from Operations before
Changes in Working Capital
36,662 46,454 44,786
Cash Flow from Operations 25,994 38,422 52,823
Key Balance Sheet Items:
Cash 400,462 531,542 584,200
Accounts Receivables, net 137,705 49 208,373 66 221,028 65
Accounts Receivables Reserves (4,671) (5,333) (5,450)
Inventories, net 111,415 62 106,411 59 109,861 54
Inventories Reserves (22,332) (28,270) (28,434)
Accounts Payable 71,252 40 93,367 51 104,238 52
Deferred Revenue, net 71,981 82,232 84,538
Note:      Accounts Receivable Days Sales Outstanding is calculated based on Gross Accounts Receivable Net of Reserve for Product Returns.
Days in Inventory is calculated as Average Net Inventory divided by Total Cost of Goods Sold.
Days in Accounts Payable is calculated as Accounts Payable divided by Total Cost of Goods Sold.
Q311
Days
Q211
Days
Q310
Days

G U I D A N C E
• For the fourth quarter ending October 31, 2011, VeriFone expects
Non-GAAP net revenues to be between $395 million and $400
million. Non-GAAP net income per share is projected to be in the range of $0.49 to $0.50.
• For the full year of fiscal 2011, VeriFone expects Non-GAAP net revenues to be between $1,289 million and $1,294 million.
Non-GAAP net income per share is projected to be in the range of
$1.88 to $1.89 for the same time period.
11 11

Q Q & & A A S S E E S S S S I I O O N N 12 12

A A P P P P E E N N D D I I X X 13 13

R E C O N C I L I A T I O N O F G A A P T O N O N - G A A P P R O F I T & L O S S
( P A G E 1 )
14 14
($ in thousands, except Share Count and EPS) Q310 Q211 Q311
GAAP Net Revenue 261,455 292,446 316,951
Amortization of step-down in Deferred revenue on
Acquisition
0 330 204
Non-GAAP Net Revenue 261,455 292,776 317,155
GAAP Gross Margin 95,495 122,585 131,612
Amortization of step-down in Deferred revenue on
Acquisition
0 330 204
Stock-based Compensation 312 392 433
Acquisition Related and Restructuring Costs 74 719 101
Amortization of Purchased Intangible Assets 5,124 3,165 2,687
Non-GAAP Gross Margin 101,005 127,191 135,037
GAAP Operating Expense 67,904 85,247 90,863
Stock-based Compensation (5,150) (8,924) (7,917)
Acquisition Related and Restructuring Costs (912) (3,624) (6,645)
Amortization of Purchased Intangible Assets (3,544) (1,665) (1,980)
Non-GAAP Operating Expense 58,298 71,034 74,321
Non-GAAP Operating Profit 42,707 56,157 60,716

R E C O N C I L I A T I O N O F G A A P T O N O N - G A A P P R O F I T & L O S S
( P A G E 2
15 15
($ in thousands, except Share Count and EPS) Q310 Q211 Q311
Non-GAAP Operating Profit (from page 1) 42,707 56,157 60,716
GAAP Net Interest and Other (5,657) (9,052) (1,330)
Acquisition Related Costs and Interest Charges (823) 2,763 (574)
Non-Cash Interest Expense 3,677 3,762 3,961
Non-Operating Gains 0 0 (5,196)
Non-GAAP Net Interest and Other (2,803) (2,527) (3,139)
Non-GAAP Pre-tax Profit 39,904 53,630 57,577
GAAP Provision for (Benefit from) Income Taxes 3,396 3,086 13,072
Income Tax Effect of Non-GAAP Exclusions 4,586 7,640 (1,557)
Non-GAAP Provision for Income Taxes 7,982 10,726 11,515
Non-GAAP Net Income 31,922 42,904 46,062
GAAP Share count 87,671 93,434 93,322
Hedged Shares 0 (387) (31)
Non-GAAP Share Count 87,671 93,047 93,291
Non-GAAP EPS 0.36 0.46 0.49

R E C O N C I L I A T I O N O F G A A P T O N O N - G A A P R E V E N U E
16 16
($ in thousands) Q310 Q211 Q311
GAAP Net Revenue:  North America 123,211 120,734 121,807
Amortization of step-down in Deferred revenue on
Acquisition
0 (106) 29
Non-GAAP Net Revenue:  North America 123,211 120,628 121,836
GAAP Net Revenue:  Europe 62,120 93,263 97,032
Amortization of step-down in Deferred revenue on
Acquisition
0 434 174
Non-GAAP Net Revenue:  Europe 62,120 93,697 97,206
GAAP Net Revenue:  Latin America 52,806 56,217 64,961
Non-GAAP Net Revenue:  Latin America 52,806 56,217 64,961
GAAP Net Revenue:  Asia 23,318 22,232 33,151
Amortization of step-down in Deferred revenue on
Acquisition
0 2 1
Non-GAAP Net Revenue:  Asia 23,318 22,234 33,152
GAAP Net Revenue 261,455 292,446 316,951
Amortization of step-down in Deferred revenue on
Acquisition
0 330 204
Non-GAAP Net Revenue 261,455 292,776 317,155

R E C O N C I L I A T I O N O F G A A P T O N O N - G A A P G R O S S M A R G I N
17 17
($ in thousands, except Gross Margin Percentage) Q310 Q211 Q311
GAAP Gross Margin - System Solutions 74,761 97,738 103,038
Stock-based Compensation 307 351 380
Acquisition Related and Restructuring Costs 76 586 134
Amortization of Purchased Intangible Assets 4,455 2,937 2,483
Non-GAAP Gross Margin - System Solutions 79,599 101,612 106,035
Non-GAAP Gross Margin % - System Solutions 37.4% 43.2% 41.8%
GAAP Gross Margin - Services 20,734 24,847 28,574
Amortization of step-down in Deferred revenue on
Acquisition
0 330 204
Stock-based Compensation 5 41 53
Acquisition Related and Restructuring Costs (2) 133 (33)
Amortization of Purchased Intangible Assets 669 228 204
Non-GAAP Gross Margin - Services 21,406 25,579 29,002
Non-GAAP Gross Margin % - Services 44.3% 44.5% 45.7%
Total Non-GAAP Gross Margin 101,005 127,191 135,037
Total Non-GAAP Gross Margin % 38.6% 43.4% 42.6%

R E C O N C I L I A T I O N O F G A A P T O N O N - G A A P O P E R A T I N G E X P E N S E S
18 18
($ in thousands, except Percentage) Q310 Q211 Q311
Non-GAAP Net Revenue 261,455 292,776 317,155
GAAP R&D 18,888 25,402 27,457
Stock-based Compensation (659) (939) (1,001)
Acquisition Related and Restructuring Costs 10 (7) (12)
Non-GAAP R&D 18,239 24,456 26,444
Non-GAAP R&D as % of Revenue 7.0% 8.4% 8.3%
GAAP S&M 24,145 31,139 32,769
Stock-based Compensation (2,201) (3,550) (3,330)
Acquisition Related and Restructuring Costs (10) (93) (1,096)
Non-GAAP S&M: % of Revenue 21,934 27,496 28,343
Non-GAAP S&M as % of Revenue 8.4% 9.4% 8.9%
GAAP G&A 24,871 28,706 30,637
Stock-based Compensation (2,290) (4,435) (3,586)
Acquisition Related and Restructuring Costs (912) (3,524) (5,537)
Amortization of Purchased Intangible Assets (3,544) (1,665) (1,980)
Non-GAAP G&A 18,125 19,082 19,534
Non-GAAP G&A as % of Revenue 6.9% 6.5% 6.2%
Total Non-GAAP Operating Expenses 58,298 71,034 74,321
Total Non-GAAP Operating Expenses as % of Revenue 22.3% 24.3% 23.4%

Financial Results for the Quarter Ended July 31, 2011 19 19